UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2023

Commission File Number: 001-36556

El Pollo Loco Holdings, Inc.

(Exact name of registrant as specified in its charter.)

Delaware	20-3563182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3535 Harbor Blvd Suite 100, Costa Mesa, California 92626
(Address of principal executive offices)

714-599-5000
(Registrant's Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	LOCO	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2023, El Pollo Loco Holdings, Inc., a Delaware corporation (the “Company”), entered into a Stock Repurchase Agreement (the “Repurchase Agreement”) with FS Equity Partners V, L.P. and FS Affiliates V, L.P. (together, the “Sellers”), pursuant to which the Company agreed to purchase an aggregate of 1,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), from the Sellers at a price of $8.40 per share, representing the closing price of such shares as listed on Nasdaq on November 29, 2023, for a total purchase price of $12,600,000 (the “repurchase”). The Repurchase Agreement includes a provision whereby the Sellers have agreed to refrain from selling or otherwise transferring (other than transfers to any of the Sellers’ respective affiliate funds) any of the remaining Common Stock owned or controlled by the Sellers for a period of 60 days. The repurchase was completed on December 4, 2023. The Company previously repurchased 2,500,000 shares of Common Stock from the Sellers pursuant to a Stock Repurchase Agreement, dated August 7, 2023, as previously reported on Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2023. John Roth, a former director of the Company until his resignation effective August 16, 2023, is a general partner and chief executive officer of Freeman Spogli & Co., which manages the Sellers.

The foregoing summary of the Repurchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Repurchase Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 4, 2023, the Company issued a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stock Repurchase Agreement, dated November 29, 2023, between El Pollo Loco Holdings, Inc., FS Equity Partners V, L.P. and FS Affiliates V, L.P.
99.2	Press Release, dated December 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.

Date: December 4, 2023	By:	/s/ Ira Fils
		Name:	Ira Fils
		Title:	Chief Financial Officer